UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 3, 2009

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Comfort Systems USA, Inc., a Delaware corporation (the “Company”) dated November 3, 2009 reporting the Company’s financial results for the third quarter of 2009.

Item 8.01	Other Events

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of a press release of the Company dated November 3, 2009 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date, November 27, 2009.

Item 9.01	Financial Statements and Exhibits

    The following Exhibits are included herein:

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Comfort Systems USA, Inc. dated November 3, 2009 reporting the Company’s financial results for the third quarter of 2009.

Exhibit 99.2
Press Release of Comfort Systems USA, Inc. dated November 3, 2009 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date, November 27, 2009.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

Date: November 3, 2009	By:	/s/ Trent T. McKenna
Trent T. McKenna
Vice President and General Counsel

Comfort Systems USA, Inc.
Current Report on Form 8-K
Dated November 3, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Comfort Systems USA, Inc. dated November 3, 2009 reporting the Company’s financial results for the third quarter of 2009.

Exhibit 99.2
Press Release of Comfort Systems USA, Inc. dated November 3, 2009 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date, November 27, 2009.